© GitLab Inc. July 2026 Investor Update

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future operating results and financial position, anticipated future expenses and investments, expectations relating to certain of our key financial and operating metrics, our business strategy and plans, market growth, our market position and potential market opportunities, and our objectives for future operations. The words "believe," "may," "will," "estimate," "potential," "continue," "anticipate," "intend," "expect," "could," "would," "project," "plan," "target," "expect," and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management's expectations, assumptions, and projections based on information available at the time the statements were made. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change due to inherent risks and uncertainties, many of which are beyond our control. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in or implied by our forward-looking statements include the following: our ability to effectively manage our growth; our revenue growth rate in the future; our ability to achieve and sustain profitability; our business, financial condition, and operating results; security and privacy breaches; intense competition in our markets and loss of market share to our competitors; our ability to respond to rapid technological changes; the market for our services may not grow; a decline in our customer renewals and expansions; fluctuations in our operating results; our incorporation of artificial intelligence features into our products; our transparency; our publicly available company Handbook; customers staying on our open-source or free SaaS product offering; our ability to accurately predict the long-term rate of customer subscription renewals or adoption, or the impact of these renewals and adoption; and our hiring model. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

This presentation also contains estimates and other statistical data made by independent parties and by GitLab relating to market size and growth and other industry data. Such data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. GitLab has not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, it cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of its future performance and the future performance of the markets in which GitLab competes are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates made by the independent parties and by GitLab.

This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States ("GAAP"), which are used by management as a supplemental measure, have certain limitations, and should not be construed as alternatives to financial measures determined in accordance with GAAP. The non-GAAP measures as defined by us may not be comparable to similar non-GAAP measures presented by other companies. Our presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that our future results will be unaffected by other unusual or non-recurring items. A reconciliation is provided in the Appendix to the most directly comparable financial measure stated in accordance with GAAP.

For further information with respect to GitLab, we refer you to our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC. In addition, we are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and, accordingly file periodic reports, current reports, proxy statements and other information with the SEC. These periodic reports, current reports, proxy statements and other information are available for review at the SEC's website at http://www.sec.gov.

© GitLab Inc.

© GitLab Inc. 5 Architectural Bets

© GitLab Inc. GitLab agentic infrastructure for speed and control. Governance for every action Immune System Context for faster, better decisions Nervous System DevOps tools for fast execution Motor System

1 Machine Scale Infrastructure

Today
A unified platform

- Planning
- Source code management
- Continuous integration
- Artifact registry
- Continuous deployment



DevOps tools for fast execution
Motor System
Context for faster, better decisions
Nervous System
Governance for every action
Immune System

© GitLab Inc.

© GitLab Inc. Next-Gen Source Code Management Architecture Agents & clients Intelligence layer Elastic compute Elastic object storage Routing Caching Background work Scale on demand Objects Local disk cache only Agents DevelopersCI Dispatch Read / write Requests

© GitLab Inc. Next-Gen Source Code Management Up to 50x Faster wall clock time Up to 2x Fewer tokens Up to 1,000x Less network traffic Now in private beta

© GitLab Inc. Governance for every action Immune System DevOps tools for fast execution Motor System Today A single data model across the SDLC Context for faster, better decisions Nervous System Context2

© GitLab Inc. Working with a personal project A magical experience! Working with a large monorepo Agents work, but… takes too many iterations, tokens, and too long Agents fail as context window fills up, and agents give up Working with multiple repos Context amount neededLow High

© GitLab Inc. Your agents are more accurate, use fewer tokens, work faster. They can tackle previously impossible to answer questions. GitLab Orbit Context graph for the entire software lifecycle Introducing

© GitLab Inc. 11x faster response 4.5x fewer tokens GitLab Orbit 45x fewer hallucinations Up to Up to Up to

3 Governance

Today
Proactive security & compliance

- Security testing
- Software composition analysis
- Vulnerability management
- Policy enforcement
- Compliance management



DevOps tools for fast execution
Motor System
Context for faster, better decisions
Nervous System
Governance for every action
Immune System

© GitLab Inc.

© GitLab Inc. NewAvailable now Private Beta GitLab Ultimate Agents for security Governance for agents

© GitLab Inc. Today Agentic SDLC with Duo Agent Platform Governance for every action Immune System Context for faster, better decisions Nervous System DevOps tools for fast execution Motor System Cloud agnostic Model agnostic Bring your own model Air-gapped deployments Orchestration4

© GitLab Inc. Planner agent Security Analyst agent Data Analyst agent CI Expert agent Agentic Chat (/explain, /refactor, /tests, ...) Custom agents External agents Claude Code, Codex, Gemini, ...) A specialist agent for every job

© GitLab Inc. Developer flow Fix CI/CD Pipeline flow Convert to GitLab CI/CD flow Code Review flow Vulnerability Resolution flow SAST false positive detection flow Secret false positive detection flow Agentic flows that automate the multi-step work

© GitLab Inc. Agentic triggers automated or on-demand Mention Assign Assign as reviewer Pipeline events Merge request ready Contextual UI buttons IDE Plugins Command line CLI MCP

© GitLab Inc. Code review Fix failed pipelines Duo Agentic Chat Software development flow SAST vulnerability resolution Proven ROI with Duo Agent Platform 100x 19x 16x 12x 30x> 1.5 hours per fix > 2 hours per issue > 1.5 hours per fix > 20 minutes per review TIME SAVED > 30 minutes daily TIME SAVED TIME SAVED TIME SAVED TIME SAVED

© GitLab Inc. Human Govern Secure OBSERVE BUILDPLAN DEPLOY AutonomousAgentic Assist Govern Secure weeks to months 24x 20x One platform for all modes of engineering5 Cloud and model neutral for how you want to work

© GitLab Inc. GitLab Business Update

© GitLab Inc. First quarter fiscal year 2027 results Note: Figures as of the three months ended April 30, 2026 Q1 FY27) unless otherwise noted 1 Definitions and reconciliations with most directly comparable GAAP figure can be found in the Appendix 14%$264M 23% Revenue1 Q1 FY27 Non-GAAP Operating Margin1 YoY Revenue Growth1 56%203bps $147M Q1 FY27 Non-GAAP Operating Margin1 Expansion Q1 FY27 Non-GAAP Adj. Free Cash Flow Margin1 Adjusted Free Cash Flow1

GitLab Ultimate

Market leading, AI-native enterprise-grade DevSecOps solution

57%

of **total ARR**[1] from GitLab Ultimate as of Q1 FY27

7 out of 10

largest deals purchased GitLab Ultimate in Q1 FY27

[1] Definitions can be found in the Appendix

© GitLab Inc.

© GitLab Inc. GitLab Duo Agent Platform 4 10 Largest deals purchased GitLab Duo Agent Platform in Q1 FY27 out of

© GitLab Inc. Platform activity is surging Push actions 49% y/y SaaS customers One push action can contain multiple commits CI Pipelines Created 38% y/y SaaS customers 2024 20262025 2024 20262025

Five growth initiatives

01 Accelerating first orders	• +30% new logo growth YoY • Highest absolute first order count in 10 quarters
02 Scaling sales capacity	• Gross bookings improvement
03 Expanding monetization	• New footprint with non-technical teams • Consumption signals
04 Supporting price-sensitive customers	• Headwinds persist for ~20% of ARR • Solving for increased coverage and time to value
05 Executing AI strategy	• DAP attached to 4 of top 10 deals • Access to incremental AI budgets • Expanded relationships with AWS, GCP, Anthropic

© GitLab Inc.

© GitLab Inc. 100% YoY growth in first orders in Q2 FY27-to-date First order momentum is strong GitLab continues to win new logos at an increasing rate driven by: ● Platform innovation ● Go-to-market investments ● Native agentic capabilities

Consumption Business Update

Flex Launch & CRR Outlook

Flex launched in Q2 FY27
Consumption-based buying program now in market with initial agreements closed

Active FY27 pipeline
Additional DAP + Flex opportunities in process

Flex will expand CRR
Flex commitments now reflected in paid Consumption Run Rate

Consumption Run Rate

>$20M Current CRR as of 6/30/26
Up >45% in 8 weeks

Metric update
Definition updated to include Flex post June launch. Excludes certain one-time incentives granted to paying customers. Updated Q1 paid CRR: ~$15M.

Note: CRR is an internal metric GitLab expects to continue to evolve as its consumption business matures. GitLab has and will continue to refine this metric to incorporate future consumption products, evolving go-to-market practices and future buying programs.

© GitLab Inc.

© GitLab Inc. GitLab Flex: A more flexible pricing model Seat-based Predictability for enterprise commitments Value scales with the work performed Credit-based Core platform Agentic workloads

© GitLab Inc. Duo Agent Platform Pilot Top 10 US Bank Averaging 1.5 hours saved per developer per task Active developer base expected to 20x from pilot based on customer rollout plan

3 insights from our Executive Advisory Board

"

Agents are like psychopathic interns. They lack good judgement. A human could go to jail for certain decisions. What about an agent?

"

— Head of engineering,
major technology platform

"

GitLab's value is two-fold: cloud, model, and tool neutrality — and everything that happens around code generation: tests, controls, governance.

"

— Head of software engineering,
Top-10 US bank

"

We can no longer configure governance project by project. We need mission control logic — policy injected at the platform level across the entire estate.

"

— EAB customer,
200,000+ repositories

These pain points illustrate where the market is heading and GitLab's growing value proposition

© GitLab Inc.

© GitLab Inc. 5 architectural bets Machine-scale infrastructure ● Git for 100x growth ● New set of APIs Context ● GitLab Orbit ● Context brought to life ● Compounds over time Governance ● Identity, audit, policy, and deployment flexibility as core platform services One platform for all modes ● Human SDLC, agent-assisted, and autonomous agentic ● One control plane & data model Orchestration ● Tying activity to business outcomes ● Expansion across new SKUs ● Value scales with work performed

© GitLab Inc. 1Q27 Financial highlights

© GitLab Inc. First quarter fiscal year 2027 results Note: Figures as of the three months ended April 30, 2026 Q1 FY27) unless otherwise noted 1 Definitions and reconciliations with most directly comparable GAAP figure can be found in the Appendix 14%$264M 23% Revenue1 Q1 FY27 Non-GAAP Operating Margin1 YoY Revenue Growth1 56%203bps $147M Q1 FY27 Non-GAAP Operating Margin1 Expansion Q1 FY27 Non-GAAP Adj. Free Cash Flow Margin1 Adjusted Free Cash Flow1

© GitLab Inc. Growing customer base Base Customers1 Customers Generating > $100k ARR1 1 Definitions can be found in the Appendix

© GitLab Inc. Strong momentum at scale Run-Rate Revenue1 (millions) 1 Definitions and reconciliations with most directly comparable GAAP figure can be found in the Appendix

© GitLab Inc. Focus on disciplined resource allocation Non-GAAP Gross Margin 1 Non-GAAP Operating Expenses 1,2 % of Revenue) 1 Definitions and reconciliations with most directly comparable GAAP figure can be found in the Appendix 2 Q1FY25 G&A expenses include $15 million expense related to our in-person company-wide event

© GitLab Inc. Balancing growth and margin expansion 1 Definitions and reconciliations with most directly comparable GAAP figure can be found in the Appendix 2 Q1FY25 G&A expenses include $15 million expense related to our in-person company-wide event Non-GAAP Operating Income / Loss1,2 % of Revenue)

© GitLab Inc. Meaningful growth in adjusted free cash flow Non-GAAP Adjusted Free Cash Flow1 % of Revenue) 1 Definitions and reconciliations with most directly comparable GAAP figure can be found in the Appendix

© GitLab Inc. Questions?

© GitLab Inc. Appendix

© GitLab Inc. GAAP to Non-GAAP reconciliation Gross Profit $ in thousands) Note: Fiscal year ends January 31. Numbers are rounded for presentation purposes FY 2025 FY 2026 Q1 FY26 Q1 FY27 GAAP Gross Profit $674,109 $834,481 $189,474 $226,670 Stock-based Compensation Expense $7,922 $10,313 $1,929 $2,864 Amortization of Acquired Intangibles $8,126 $8,065 $2,020 $2,015 Restructuring Charges $0 $153 $0 $0 Non-GAAP Gross Profit $690,157 $853,012 $193,423 $231,549 Non-GAAP Gross Profit Margin % 91% 89% 90% 88%

© GitLab Inc. GAAP to Non-GAAP reconciliation Sales & Marketing Expense $ in thousands) Note: Fiscal year ends January 31. Numbers are rounded for presentation purposes FY 2025 FY 2026 Q1 FY26 Q1 FY27 Sales & Marketing Expense $384,295 $434,725 $107,587 $119,358 Stock-based Compensation Expense $72,954 $78,967 $22,091 $17,445 Restructuring Charges $1,126 $1,493 $0 $0 Non-GAAP Sales & Marketing Expense $310,215 $354,265 $85,496 $101,913 As % of Revenue 41% 37% 40% 39%

© GitLab Inc. GAAP to Non-GAAP reconciliation Research & Development Expense $ in thousands) Note: Fiscal year ends January 31. Numbers are rounded for presentation purposes FY 2025 FY 2026 Q1 FY26 Q1 FY27 Research & Development Expense $239,652 $274,574 $65,410 $71,482 Stock-based Compensation Expense $58,312 $63,754 $14,272 $13,630 Restructuring Charges $393 $0 $0 $0 Non-GAAP Research & Development Expense $180,947 $210,820 $51,138 $57,852 As % of Revenue 24% 22% 24% 22%

© GitLab Inc. GAAP to Non-GAAP reconciliation General & Administrative Expense $ in thousands) Note: Fiscal year ends January 31. Numbers are rounded for presentation purposes FY 2025 FY 2026 Q1 FY26 Q1 FY27 General & Administrative Expense $192,877 $195,663 $51,087 $51,579 Stock-based Compensation Expense $46,711 $61,917 $17,535 $16,122 Amortization of Acquired Intangibles $0 $0 $0 $0 Restructuring Charges $377 $0 $0 $0 Charitable Donation of Common Stock $11,828 $7,093 $1,739 $821 Change in Fair Value of Acquisition Related Contingent Consideration $3,750 $0 $0 $0 Acquisition related expenses $3,240 $877 $183 $310 Other Non-recurring Charges $5,622 $614 $963 $76 Non-GAAP General & Administrative Expense $121,349 $125,162 $30,667 $34,250 As % of Revenue 16% 13% 14% 13%

© GitLab Inc. GAAP to Non-GAAP reconciliation Operating Income Loss $ in thousands) Note: Fiscal year ends January 31. Numbers are rounded for presentation purposes FY 2025 FY 2026 Q1 FY26 Q1 FY27 GAAP Operating Loss $142,715 $70,481 $34,610 $15,749 Stock-based Compensation Expense $185,899 $214,951 $55,827 $50,061 Amortization of Acquired Intangibles $8,126 $8,065 $2,020 $2,015 Restructuring Charges $1,896 $1,646 $0 $0 Charitable Donation of Common Stock $11,828 $7,093 $1,739 $821 Change in Fair Value of Acquisition Related Contingent Consideration $3,750 $0 $0 $0 Acquisition related expenses $3,240 $877 $183 $310 Other Non-recurring Charges $5,622 $614 $963 $76 Non-GAAP Operating Income $77,646 $162,765 $26,122 $37,534 Non-GAAP Operating Income Margin % 10% 17% 12% 14%

© GitLab Inc. GAAP to Non-GAAP reconciliation Net Income Loss Attributable to GitLab $ in thousands) Note: Fiscal year ends January 31. Numbers are rounded for presentation purposes FY 2025 FY 2026 Q1 FY26 Q1 FY27 Net Loss Attributable to GitLab $6,326 $55,956 $35,875 $4,972 Stock-based Compensation Expense $185,899 $214,951 $55,827 $50,061 Amortization of Acquired Intangibles $8,126 $8,065 $2,020 $2,015 Restructuring Charges $1,896 $1,646 $0 $0 Charitable Donation of Common Stock $11,828 $7,093 $1,739 $821 Change in Fair Value of Acquisition Related Contingent Consideration $3,750 $0 $0 $0 Acquisition related expenses $3,240 $877 $183 $310 Loss from Equity Method Investment, Net of Tax $0 $0 $0 $0 Impairment of equity method investment $0 $0 $0 $0 De-Consolidation Gains $0 $0 $0 $0 Foreign Exchange Gains Losses, Net $9,416 $19,465 $9,954 $536 Income Tax Adjustment $80,468 $35,454 $5,631 $8,966 Other Non-recurring Charges $6,312 $4,848 $1,133 $258 Non-GAAP Net Income Attributable to GitLab $124,841 $165,535 $29,350 $38,991 Non-GAAP Net Income Margin % 16% 17% 14% 15%

© GitLab Inc. GAAP to Non-GAAP reconciliation Operating Cash Flow to Adjusted Free Cash Flow $ in thousands) Note: Fiscal year ends January 31. Numbers are rounded for presentation purposes FY 2025 FY 2026 Q1 FY26 Q1 FY27 Net Cash Provided by Used in) Operating Activities $63,971 $232,856 $106,302 $149,197 Additions to property and equipment $3,765 $10,827 $912 $2,393 Income tax payments (refunds) related to BAPA $187,735 $2,479 $1,293 $77 Adjusted Free Cash Flow $119,999 $219,550 $104,097 $146,727 Adj. Free Cash Flow Margin % 16% 23% 49% 56%

© GitLab Inc. Definitions Customer: A single organization with separate subsidiaries, segments, or divisions that use the GitLab platform is considered a single customer for determining each organizationʼs ARR. Reseller or distributor channel partners are not counted as customers. In cases where customers subscribe to the GitLab platform through our channel partners, each end customer is counted separately. Base Customers: Customers generating $5,000 or more in ARR. Monthly Recurring Revenue (“MRRˮ): Aggregate monthly revenue for all customers during that month from committed contractual amounts of subscriptions, including self-managed and SaaS offerings but excluding professional services. Annual Recurring Revenue (“ARRˮ): Monthly recurring revenue multiplied by 12. Current Period ARR Includes any upsells, price adjustments, user growth within a customer, contraction, and attrition. Dollar-Based Net Retention Rate: The percentage change in ARR derived from the customer base at a point in time. Calculated as of a period end by starting with customers as of 12 months prior to such period end (“Prior Period ARRˮ). Then ARR for the same customers is calculated as of the current period end (“Current Period ARRˮ). Current Period ARR includes any upsells, price adjustments, user growth within a customer, contraction, and attrition. Current Period ARR is then divided by the total Prior Period ARR to arrive at the Dollar-Based Net Retention Rate. Run-Rate Revenue: The sum of the most recent three months of revenue at the end of each quarter multiplied by 4.